Trust Loan Contract

1 / 11 (Version 20130925)

Trust Loan Contract

Contract Number: Ping Yin Hai Fen Wei Dai Doc. No. 20140430-002

Party A: (Trustee Lender): Ping An Bank Co., Ltd. Haikou Branch
Domicile (address): 22 Jinlong Road, Haikou City, Hainan Province
Legal Representative (person in charge): JIANG Mingguang
Telephone: 0898-66836068

Party B (Borrower): Hainan Rixin Hotel Management Co., Ltd.
Domicile (address): 9 Haide Road Modern Garden D Building 11 Floor 4, Haikou City
Legal Representative (person in charge): FU Zhiyong
Telephone: 0898-66526119

Party C (Trust Lender): Hainan Modern Hi-Tech Industrial Co., Ltd.
Domicile (address): Taiping Hill, Yongxiu Village Commission, Yongxing Township, Xiuying District, Haikou City
Legal Representative (person in charge): FU Jian
Telephone: 0898-68549248

Party C has entrusted Party A to disburse the trust loan funds to Party B under this contract. On the basis of the loan terms stipulated by Party C and the Contract Law as well as the pertinent laws and regulations and through mutual negotiations, it is unanimously agreed that this contract is to be executed pursuant to the articles and terms set forth below.

Article 1 Basic Terms of the Loan

1.1     Loan amount: (Currency) Renminbi (in numerals) 20,000,000.00 (In words) Twenty million Yuan exactly.

1.2     Use of loan proceeds: Repay shareholder loans.

1.3     Loan period: 3 [ ] Days [ ] Months √ Years, that is to say from April 30, 2014 through April 21, 2017.

The actual loan amount and beginning and ending dates shall be as set forth in loan receipts and to the within the scope stipulated herein.

1.4     Loan interest rate:

1.4.1     The loan interest rate for this contract shall be determined based on the following standard, and the interest rate for the first loan repayment shall be determined as recorded on the loan receipt (place a “√” mark in the selected option).

√             The loan interest rate under this contract shall be 12% per annum.

[  ]          The base interest rate for similar loans from the People’s Bank [of China] on the date of the loan disbursement [   ] Plus/ [   ] Less _____ /_____ %

[  ]          The base interest rate for similar loans from the People’s Bank [of China] on the date of the loan disbursement [  ]+/ [  ] - ______/______ % (Floating point)

[  ]          The base interest rate for similar loans from the People’s Bank [of China].

[  ]           [  ] LIBOR [  ] HIBOR on the date of the loan disbursement [  ] + / [  ] - ____/____ (base point) (applicable to foreign currency loans only)

Interest to be calculated on the actual number of days for which funds are borrowed, the daily interest rates for GBP and HKD = annual interest rate/365, and the daily interest rates for RMB and other currencies = annual interest rate/360.

2 / 11 (Version 20130925)

During the loan period, Party B and Party C shall negotiate to adjust the interest rate, and where compliant with the State’s relevant regulations, Party A shall adjust the interest rate on the first interest accrual day after receiving written notice from the two parties as requested by the notice.

1.4.2     The method of adjustment for the loan interest rate under this contract shall be (place a “√” mark in the selected option):

[  ]         Adjusted each ____/____ (month/quarter/six months/year). The interest adjustment rate being Option ____/____ below:

(1)         ____/____ (monthly/every 3 months/biannually/yearly) on the day corresponding to the day on which the loan was disbursed, and where no corresponding day exists, the last day of the month.

(2)         On January 1 of each year.

√           A fixed interest rate shall apply to this contract during the loan period.

Where the loan interest rate is adjustable, loan interest shall be accrued and paid per the adjusted interest rate beginning on the interest adjustment date. However, where the loan is repaid in installments (including repayment by fixed principal repayment and installment sinking fund repayment), interest shall be accrued and paid per the pre-adjustment interest rate beginning with the following period.

1.4.3     Where the base interest rate is adjusted multiple times, Party A shall make the corresponding adjustments based on the most recent base interest rate on the adjustment day. In the event that the People’s Bank of China adjusted the range in which the base interest rate may float, such as to cause the loan interest rate stipulated above to fall below the minimum interest rate stipulated by the regulations of the People’s bank of China, the loan interest rate under this contract shall then be adjusted to the minimum interest rate stipulated by the regulations of the People’s bank of China. In the event that the People’s Bank of China ceases to publish the base interest rate, the loan interest rate under this contract shall then be adjusted to the loan interest rate recognized by industry consensus or the interest rate generally used for similar loans, except where otherwise agreed to by both parties.

1.4.4     Where the State has changed the method by which interest rates are determined, adjusted, or calculated and accrued, the State’s regulations shall be complied with.

1.4.5     Party A need not make other notifications to Party B for the interest adjustments described above.

1.5     The 20th day of each month shall be the interest settlement date. Party B shall pay interest each √ Month [  ] Quarter [  ] Year [  ] Other )____/____. The due date of the loan shall be the final interest settlement date, the interest to be repaid in full along with the principal.

1.6     Trust loans in foreign currencies must comply with the State Administration of Foreign Exchange’s policies and other relevant policies governing foreign exchange.

1.7     Trust loans that involve guarantees and guaranteeing conditions shall be handled per item ____/____ below:

(1)     The guaranty contract shall be executed and performed independently by Party C, Party B, and the guarantor, the guaranty procedure (including but not limited to the guaranty, pledging, or security procedures and the relevant recording procedures for the pledge or security) are to be agreed upon and handled independently by Party C, Party B, and the guarantor, and shall be no concern to Party A.

(2)     Where Party C entrusts Party A to execute the guaranty contract under Party A’s name. Where the guaranty must be recorded, Party C shall undertake to do so independently.

(3)     Where Party C entrusts Party A to execute the guaranty contract under Party A’s name. Where the guaranty must be recorded, Party A may undertake the recording procedures where Party A has agreed to such.

1.8     Even where the guaranty contract was made in Party A’s name, and even where the guaranty is recorded with Party A as the beneficiary of the guaranty interest, Party A shall only act in the capacity of agent, and Party A’s duties shall be limited to the signature and seal procedures required in undertaking the guaranty, and the beneficiary interests of the guaranty as well as the liabilities and risks relating thereto all lie with Party B. Party C should proactively take part in and control potential flaws in Party A’s undertaking and execution of the guaranty contract, undertaking of the guaranty procedures, recording of the guaranty (including but not limited to recording the pledge or security) as well as the lawfulness and validity of same, and Party A shall not be responsible for the risks and losses arising therefrom, all of which responsibilities shall be borne independently by Party C.

Article 2     Loan Disbursement

2.1     Party A is only obligated to disburse the loan proceeds where the three conditions set forth below have been met simultaneously.

3 / 11 (Version 20130925)

(1)     Once this contract goes into effect, Party C must deposit its entrusted funds within   3  business days into a settlement account opened by Party A, to be used in disbursing the trust loan and in paying the trust loan processing fees and other fees stipulated by this contract. Essential information for Party C’s settlement account is as follows:

Account holder name: Hainan Modern Hi-Tech Industrial Co., Ltd.
Account holding bank: Ping An Bank Co., Ltd. Haikou Branch Yingbin Subbranch
Account number: 11014618561003

(2)     Once this contract goes into effect, Party C irrevocably authorizes Party A to open, cancel, and manage a dedicated trust deposit account, which dedicated account shall be used only for the independent reconciliation of the funds used, repayment, interest payment, fees, penalties for breach of contract, etc. relating to this contract.

(3)     Party C irrevocably authorizes Party A to receive and pay the relevant trust loan funds described above from the settlement account and through the dedicated trust deposit account, and Party A has already successfully transferred [funds] to said dedicated trust deposit account.

2.2     Prior to disbursing the trust loan, Party C must issue to Party A the Confirmation of Trust Loan Disbursement (Attachment 1)1, and Party C’s issuance of the disbursement notice to Party A shall be construed as all of the conditions for disbursement required by Party C have been met. In the event that guaranty procedures have been undertaken under Party A’s name, Party C’s submission of the disbursement notice to Party A indicates Party C’s complete consent to and satisfaction with the loan and guaranty procedures (including but not limited to guaranty, pledging, or security procedures and the related pledging, security, and recording procedures), and Party C shall bear the consequences of such independently, and Party A shall bear no liabilities.

Were the loan under this contract involve disbursement in installments, Party C need only issue the Confirmation of Trust Loan Disbursement the time of the initial disbursement, said confirmation being binding upon the entire trust loan under this contract (regardless of whether or not disbursed in installments, and regardless of the specific number of installments disbursed).

2.3     Where Party A has received written objections from Party C requesting the cessation of the loan disbursement, prior to disbursing the loan, Party A shall suspend the disbursement of the loan.

2.4     Trust loan processing fee

[ ] Party A shall collect from Party B Renminbi                      /                   yuan in trust loan processing fees.
[ ] Party A shall collect from Party C Renminbi twenty thousand Yuan in trust loan processing fees. The processing fee shall be collected in one lump sum prior to disbursing the trust loan.

2.5     Party B entrusts Party A to disburse the trust loan to the settlement account opened by Party B with Party A. The essential information for Party B’s settlement account is as follows:

Account holder name: Hainan Rixin Hotel Management Co., Ltd.
Account holding bank: Ping An Bank Co., Ltd. Haikou Branch Yingbin Subbranch                                    (branch)
Account number: 11014617532000                                                                                                                                [ ]

[  ] 2.6     The trust loan under this contract may be disbursed in installments as agreed upon between Party B and Party C:

                /               Thousand yuan on       /       Month,       /       Day,       /       Year;                /               Thousand yuan on       /       Month,       /       Day,       /       Year;

                /               Thousand yuan on       /       Month,       /       Day,       /       Year;                /               Thousand yuan on       /       Month,       /       Day,       /       Year;

                /               Thousand yuan on       /       Month,       /       Day,       /       Year;                /               Thousand yuan on       /       Month,       /       Day,       /       Year;

                /               Thousand yuan on       /       Month,       /       Day,       /       Year;                /               Thousand yuan on       /       Month,       /       Day,       /       Year;

2.7     Where causes of Party C has caused Party A to be unable to transfer the trust loan funds as stipulated under this contract, Party C shall be independently liable for such to Party B, and Party A shall bear no liabilities. If Party C requests that Party A cease the disbursement of loans, etc., the instructions must be issued to Party A in writing, and Party A may execute Party C’s instructions immediately and unconditionally upon receiving the instructions. In the event that Party B has any objections, it should voice such or make claims of right directly against Party C, and shall be barred from voicing [objections] or making claims of right against Party A.

4 / 11 (Version 20130925)

Article 3 Repayment

3.1     Party B shall repay the loan principal using method        (2)        below:

(1)     Installment repayment of principal

[ ] Principal is repaid each [ ] Month [ ] Quarter [ ] Year, the principal repaid each period being                 /               .
[ ] Principal is repaid in installments pursuant to the repayment date and amount set forth in Attachment 2 to this contract.
[ ] Other                 /               .

(2)     Principal is repaid in one payment at the end of the duration.

3.2     Where Party B repays principal each month, the principal repayment day shall be the interest settlement day; where principal is repaid quarterly, the principal repayment day shall be the interest settlement day for every third month following the disbursement of the loan; where principal is repaid yearly, the principal repayment date shall be every twelfth interest settlement day following the disbursement of the loan.

3.3     Party B shall deposit the funds to be repaid in the settlement account it has opened with Party A prior to the repayment date stipulated in this contract; Party B authorizes Party A to transfer the funds to be repaid to Party C’s accounts on the repayment date agreed upon.

3.4     Party B shall repay the loan principal and interest under this contract in full and in a timely manner.

3.5     Party B hereby irrevocably authorize Party A to collect the loan principal, interest, and relevant fees due under this contract from any account Party B holds in any of Ping An Bank’s business subdivisions. Where the funds collected are insufficient to repay all of Party B’s debts due in full, the priority of repayment shall be fees, interest, and principal.

3.6     Party C directly enjoys all rights that Party A does as the lender under this contract and the guaranty contract herein. Regardless of whether or not Party A exercises the relevant rights stipulated under this contract and the guaranty contract herein (if any), Party C may directly bring litigation or arbitration or take other legal measures at its own judgment pursuant to the covenants under this contract and the guaranty contract herein.

3.7     Early repayment

Where agreed upon through negotiations between Party B and Party C, and upon written notification to Party A, Party B can repay the principal and interest ahead of schedule. Interest shall be calculated based on the actual time that the funds were outstanding and the loan interest rates stipulated in this contract in Party B’s early repayment of principal.

Article 4 Entrusted Management

Upon loan disbursement, Party C entrusts Party A to manage the trust loan in accordance with the following covenants: 4.1 Entrusted management period The beginning date of the entrusted loan management period shall be the date on which the trust loan under this contract is disbursed, the expiration date being the day on which Party A cancels the trust loan.

4.2     Entrusted management tasks

(1)     To open, close, and manage the entrusted deposit accounts pursuant to Party C’s authorization to Party A under Article, Item 2.1.

(2)     Party C entrusts Party A to collect the principal and interests, penalty interests, compound interests, and default penalties pursuant to Party C’s authorization of Party A. Party A shall, upon collecting the interests and/or principal and timely deducting the relevant fees, transfer the remaining balance to Party C’s settlement account with Party A.

(3)     Party A shall undertake early repayment procedures pursuant to the notice of early repayment issued jointly by Party C and Party B.

(4)     Pursuant to any extension agreement executed between Party B, Party A, and Party C as well as the guarantor (if any), loan extension procedures are to be undertaken.

5 / 11 (Version 20130925)

(5)     Where the loan principal and interest under this contract could not be collected on the repayment date and interest settlement date agreed to in this contract, Party A must notify Party C in a timely manner, and issue collection notices pursuant to Party C’s written instructions.

(6)     Party A shall give the necessary assistance in the event that Party C brings litigation or arbitration or take other legal measures against Party B and its guarantor due to default by Party B or the guarantor of the trust loan.

(7)     Taxes are to be deducted and paid in accordance with the relevant tax policies of the People’s Republic of China and as agreed upon in this contract.

(8)     Where Party A has agreed to make collections as agent, it shall be empowered to engage law firms to undertake such, and all attorneys’ fees shall be borne by Party C. Party C shall timely give clear written instructions to Party A and also provide documents and materials as requested by Party A, and prepay all expenses incurred by Party A in handling the matter as agent, including but not limited to litigation fees, evidence preservation fees, and attorneys’ fees. Where caused by Party C’s waiver of the right to bring legal action or refusal to pay the aforementioned expenses or failure to instructions in a timely manner, Party C shall bear all consequences for such independently.

(9)     Where Party A has agreed to make collections as agent, Party A shall be entitled to collect the relevant processing fees from Party C. The specific fee standards and amount of fees to be collected are to be agreed upon separate negotiation among Party A and Party B by means of supplementary agreements.

Article 5 Warranties and Undertakings

5.1     Party B warrants and undertakes that:

(1)     Party B warrants that all economic and legal disputes arising under this loan contract and after the loan proceeds have been disbursed are to be resolved independently by Party B and Party C, and shall be no concern of party A;

(2)     Party B has obtained all authorizations and reviews for the execution of this contract, and the execution of this contract will not cause breaches of agreements or undertakings executed with any third party;

(3)     Party B’s use of funds must comply with the Commercial Banking Law, the Lending General Provisions, the relevant regulations of the State Administration of Foreign Exchange, and the use of the borrowed funds shall be in compliance with the State’s relevant policies on industry;

(4)     Party B accepts and warrants to cooperate with Party C to supervise and inspect Party B’s operating position, permits Party C to enter Party B’s places of business, and to inspect Party B’s assets, financial position, and operating position;

(5)     Party B shall provide to Party C the relevant materials requested by Party C, and warrants that the documents and materials provided are truthful, complete, and objective;

(6)     Where Party B has changed its articles of association, legal representative, domicile, name, and pother industry and commerce registration, it shall notify Party A and Party C within 7 business days of the changes in the relevant matters.

5.2     Party C warrants and undertakes that:

(1)     Party C warrants that all risks under this loan contract after the loan is disbursed (including but not limited to the risk of the loan principal and interest becoming uncollectible) shall be borne independently by Party C in their entirety, and shall not relate to Party A; [Party C] agrees and understands that Party A is under no duty to make pre-lending investigations, agrees and understands that Party A does not bear any loan losses under this contract; Party C makes independent reviews and judgments of the legality and regulatory compliance of the loan under this contract, Party B and its guarantor’s credit positions, financial positions, production and operating positions, and the pledge of their assets as collateral, and the feasibility of the loan project; to independently confirm the borrower, use, amount, duration, interest rate, and manner of guaranty for the trust loan; once the loan proceeds have been disbursed, to oversee Party B’s use of the loan proceeds independently, to monitor Party B and its guarantor’s credit positions, financial positions, production and operating positions, and the pledge of their assets as collateral independently; upon the expiration of the trust loan or where Party B is under circumstances that may impact the realization of the creditor’s rights, to take remedial measures independently. Party C represents and undertakes that: Party C is fully aware of the contents of the relevant loan contracts and guaranty contracts executed between Party A and the borrower and guarantor, agree to all of the terms and provisions of agreed to in the contracts, and bears all of the legal consequences arising from such.

(2)     Party C has obtained all authorizations and reviews for the execution of this contract, and the execution of this contract will not cause breaches of agreements or undertakings executed with any third party, and damaged caused by the issue of the lawfulness of the source of Party C’s funding shall be borne independently by Party C;

6 / 11 (Version 20130925)

(3)     Party C warrants that the trust funding is derived from lawful sources and that there are no disputes of any type; Party C is qualified and has the authority to use the trust funding for the trust loan, and damaged caused by the issue of the lawfulness of the source of Party C’s funding shall be borne independently by Party C;

(4)     Party C warrants that it will deposit the trust funding into its settlement account with Party A in full and in a timely manner;

(5)     Party C shall, as agreed to in this contract, irrevocably authorize Party A to collect trust loan processing fees and expenses and default penalties incurred by Party A in handling the trust loan from Party C in full and in a timely manner by direct deduction, furthermore, such fees and expenses cannot be recovered;

(6)     Where Party C must modify its articles of association, legal representative, domicile, name, and pother industry and commerce registration, it shall notify Party A within seven business days of the changes in the relevant matters.

(7)     Party C shall be responsible for filing returns for and paying sales taxes, value added taxes, and other applicable taxes independently.

Article 6 Party A’s Rights and Obligations

6.1     Party A’s rights and obligations are as follows:

(1)     The obligations borne by Party A are limited to the matters “disburse as agent” and “assist in recovery” as agreed to in this contract, and shall not bear any economic liabilities or legal risks arising from any reason (including but not limited to any risks and damages arising from pledged assets or the guaranty procedures);

(2)     Party A is not responsible for reviewing the borrower’s credit position, financial position, and the feasibility of the loan project, etc., and is not responsible for reviewing the guarantor’s financial position, the condition of the pledged assets, nor oversight and custody of the pledged assets, etc.;

(3)     In the event that Party B is unable to meet the prerequisite conditions for using the proceeds demanded by Party C, Party A shall be entitled to unilaterally cancel this contract and to notify Party B and Party C in writing;

(4)     For trust loans that have been more than 30 days past due and remain unpaid, and that Party C has agreed in writing to write off, Party A shall be entitled to make final account disposition of such debts;

(5)     For trust loans that have been more than 30 days past due and remain unpaid, Party A shall be entitled to issue to Party C by registered mail correspondences to the entrusting party demanding full settlement of trust loans with Ping An Bank and, where no written response has been received from Party C 60 days after the correspondences have been dispatched, Party A shall be entitled to make final account disposition of such debts;

(6)     Where the statute of limitations for the loan has expired and where there is no basis for suspending the tolling period, Party A shall be entitled to make final bookkeeping disposition of such debts independently;

(7)     Where Party B has failed to repay principal and interest on the loan, and Party C has not authorized Party A to seek recovery as agent, Party A shall be entitled to make final bookkeeping disposition of such debts independently.

Article 7 Breach Provisions

7.1     Any of the following events may constitute an event of breach by Party B as used in this article:

(1)     Party B has failed to use the loan proceeds for uses agreed upon in this contract;

(2)     Party B has been delinquent in repaying the principal, interest, or fees and has been delinquent in paying the relevant taxes that are payable in accordance with this contract;

(3)     Party B has breached the warranties and undertakings made, or the duties that are to be performed under this contract.

7.2     Where an event of breach by Party B has occurred, Party A shall be entitled to take the following measures based on written notice from Party C:

(1)     Cancel this contract;

(2)     Declare the loan principal previously disbursed under this contract to be due immediately and in their entirety, and demand that Party B immediately repay all loan principal and to settle interests in their entirety;

7 / 11 (Version 20130925)

(3)     Demand that Party B provide guaranty measures approved by Party C;

(4)     Take other remedial measures pursuant to laws and regulations.

7.3     Any of the following events may constitute a breach event by Party C as used in this article:

(1)     Party C’s funds in Party A’s settlement account are insufficient to remit the principal of the trust loan and the processing fees of the trust loan;

(2)     Party C has breached the warranties and undertakings made, or the duties that are to be performed under this contract.

7.4     Where an event of breach by Party C has occurred, Party A shall be entitled to take the following measures:

(1)     Cancel this contract;

(2)     Demand that Party C make compensation for all losses caused by Party A by the breach;

(3)     Demand that Party C pay           /         ‰ of the total amount of the entrusted funds as penalties for breach of contract;

(4)     Take other remedial measures pursuant to laws and regulations.

7.5     Where Party B has failed to repay the principal of the loan in full and in a timely manner, Party A shall access penalty interests on the amount past due at the interest rate stipulated in this contract plus 50% beginning on the day on which it becomes past due; where Party B has failed to use the loan proceeds in accordance with the uses stipulated in this contract, Party A shall access penalty interests on the amount past due at the interest rate stipulated in this contract plus 100% beginning on the day on which it becomes past due.

For interests that were not paid in a timely manner, compound interest shall be assessed at the penalty interest rates.

7.6     Party B shall bear the expenses incurred by Party A and Party C for the purpose of realizing their creditors’ rights (including but not limited to notary charges, litigation expenses, arbitration fees, attorneys’ fees, closing costs, travel expenses, etc.

Article 8 Consequences of the Voiding or Canceling This Contract

Where the entrustment relationship and/or borrowing relationship as under this contract has been voided or canceled, such shall be handled pursuant to the following stipulations:

1.     Where the entrustment relationship between Party C and Party A remains in effect, while the borrowing relationship between Party A and Party B has been voided or canceled, Party A shall bear no legal liabilities for such, and:

(1)     Where Party A has not yet remitted the entrusted funds to Party B, Party B agrees that Party A shall then return the entrusted funds to Party C, Party A shall bear no legal liabilities;

(2)     Where Party A has already remitted the entrusted funds to Party B, Party C should then directly demand that Party B return the entrusted funds, and Party A shall bear no liabilities for losses suffered by Party C;

(3)     Where losses have been caused to third parties, both Parties B and C then shall jointly bear the legal liabilities in accordance with their respective faults, and Party A shall bear no liabilities.

2.     Where the entrustment relationship has been voided or canceled, but the borrowing relationship remains in effect, the following stipulations shall be applicable:

(1)     Where Party A has not yet remitted the entrusted funds to Party B, Party B agrees that Party A shall then return the entrusted funds to Party C, Party A shall bear no legal liabilities;

(2)     Where Party A has already remitted the entrusted funds to Party B, Parties B and C should then negotiate the handling of the entrusted funds in accordance with the law, and Party A shall bear no legal liabilities;

3.     Where the entrustment relationship has been voided or canceled, and the borrowing relationship has been voided or canceled, the following stipulations shall be applicable:

(1)     Where Party A has not yet remitted the entrusted funds to Party B, Party B agrees that Party A shall then return the entrusted funds to Party C, Party A shall bear no legal liabilities;

(2)     Where Party A has already remitted the entrusted funds to Party B, Party C should then directly demand that Party B return the entrusted funds, and Party A shall bear no liabilities for losses suffered by Party C;

(3)     Where losses have been caused to third parties, both Parties B and C then shall jointly bear the legal liabilities in accordance with their respective faults, and Party A shall bear no liabilities.

Article 9 Other Matters

/
/
/

8 / 11 (Version 20130925)

Article 10 Supplementary Provisions

10.1     The loan receipts Confirmation of Trust Loan Disbursement under this contract and the relevant documents and materials confirmed by the three parties are all inseverable components of this contract, and are imbued with the same legal force and effect.

10.2     Any notices, demands or other correspondences that Party A dispatches to Party B and Party C pursuant to this contract, shall be deemed as having been delivered to Party B or Party C three business days after being dispatched to the addresses in this contract or to addresses that Party B and Party C have changed by written notification to Party A.

10.3     Upon this contract taking effect, no party may modify and cancel this contract unilaterally without authorization.

10.4     Selected options are to be uniformly confirmed by placing the √ mark in the check box for the option.

10.5     Disputes arising among the three parties to the contract during the course of performing the contract shall be resolved among the three parties through negotiation; where negotiation has failed, [the dispute] shall be resolved by method (2) below:

(1)     Apply for arbitration with ____/____ to undertake arbitration in accordance with the arbitration rules in effect at the time of applying for arbitration. The arbitration decision shall be final and binding upon all three parties.

(2)     Bring litigation at the people’s court in Party A’s locality.

(3)     Bring litigation at the people’s court in____/____ .

10.6     The laws of the People’s Republic of China are applicable to this contract.

10.7     This contract shall take effect upon being executed (each shall have its authorized signatory sign or apply the personal seal, and also apply the corporate seal) by the various parties.

10.8     This contract shall be made in Four identical original copies, with Party A holding two copies, and Party B √ Party C [  ] The Guarantor [  ] The recording agency [  ] each holding one copy.

Party B and Party C state that they completely understand the terms and provisions of this contract and the terms and provisions of the guaranty contract relating thereto and other relevant transaction documents, and agree and are satisfied with all of the terms and provisions of said contract as well as the contents of other relevant transaction documents, and bear all legal consequences arising therefrom, and have obtained independent advice from attorneys for such (where needed).

9 / 11 (Version 20130925)

Attachment 1:	Confirmation of Trust Loan Disbursement

Ping An Bank Co., Ltd. Haikou Branch:

Pursuant to the Trust Loan Agreement, contract number: Ping Yin Hai Fen Wei Dai Doc. No that executed on                   Month ______Day ______Year between your bank, ___________________(borrower), and us (the trustor), the bank is hereby formally notified to disburse trust loan proceeds to the Borrower. The amount, duration, interest rate, and method of disbursement for the trust loan proceeds shall all be as per the stipulations in the Trust Loan Contract described above. At the same time, we (the trustor) state and undertake as follows:

We are fully aware of the contents of the relevant loan contracts and guaranty contracts (if any) executed among your bank, the borrower and us, and agree to all of the terms ad provisions stipulated in the contract, and bear all legal consequences arising therefrom; our issuance of this confirmation to you shall be deemed the satisfaction of all conditions for disbursement required by us. Where guaranty procedures have been undertaken in your bank’s name, our issuance of this confirmation to the bank shall simultaneously be deemed our complete consent to and satisfaction with the loan and guaranty procedures (including but not limited to guaranty, pledging, and security procedures as well as the relevant pledging and security recording procedures), and we shall bear the liabilities for the consequences of such independently, and the bank shall bear no liabilities.

Trustor:
Authorized signatory:
Date:

10 / 11 (Version 20130925)

Attachment 2:	Schedule of Party B’s Repayment of Borrowed Principal in Installments

Installment number	Date of repayment	Amount to be repaid (written in words)
1	/	/
2	/	/
3	/	/
4	/	/

Party A (apply seal)	[Circular seal: “Ping An Bank Co., Ltd. Haikou Branch – Seal for use with authorization contracts only”]
Legal representative (person in charge) or authorized agent (signature): Signing date: April 30, 2014		[Square personal seal: “Seal of WANG Bin”]

Party B (apply seal)	[Circular seal: “Hainan Rixin Hotel Management Co., Ltd.”]
Legal representative or authorized agent (signature): Signing date: April 30, 2014		[Square personal seal: “Seal of FU Zhiyong”]

Party C (apply seal)	[Circular seal: “Hainan Modern Hi- Tech Industrial Co., Ltd.”]
Legal representative or authorized agent (signature): Signing date: April 30, 2014		[Square personal seal: “Seal of FU Jian”]

11 / 11 (Version 20130925)